UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
           Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-12

                          COMMUNITY FIRST BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

[GRAPHIC OMITTED]

COMMUNITY FIRST BANCORP, INC.





                                  April 5, 2005



Dear Fellow Stockholder:

         You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Community First Bancorp, Inc., the holding company for Community First Bank. The Annual Meeting will be held at the main office of the Bank, 2420 North Main Street, Madisonville, Kentucky on Thursday, May 19, 2005 at 8:00 a.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, we thank you for your interest and support.

Sincerely,

/s/William M. Tandy

William M. Tandy
President and Chief Executive Officer



      2420 NORTH MAIN STREET, MADISONVILLE, KENTUCKY 42431 o (270) 326-3500

                          COMMUNITY FIRST BANCORP, INC.
                             2420 North Main Street
                          Madisonville, Kentucky 42431
                                 (270) 326-3500

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 19, 2005

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the "Annual Meeting") of Community First Bancorp, Inc. (the "Company") will be held at the main office of Community First Bank, 2420 North Main Street, Madisonville, Kentucky on Thursday, May 19, 2005 at 8:00 a.m., Central Time.

         A proxy statement and proxy card for the Annual Meeting accompany this notice.

         The Annual Meeting is for the purpose of considering and acting upon the following matters:

                  1.       The election of three directors;

                  2. The approval of the Community First Bancorp, Inc. 2005 Restricted Stock Plan; and

                  3. The consideration of such other matters as may properly come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Only stockholders of record at the close of business on April 1, 2005 are entitled to vote at the Annual Meeting and any adjournments thereof.

         You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/MICHAEL D. WORTHAM

                                            MICHAEL D. WORTHAM
                                            Secretary
Madisonville, Kentucky
April 5, 2005


         IMPORTANT:  THE PROMPT  RETURN OF  PROXIES  WILL SAVE THE  COMPANY  THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. THE ENCLOSED PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                          COMMUNITY FIRST BANCORP, INC.
                             2420 North Main Street
                                  P.O. Box 736
                          Madisonville, Kentucky 42431
                                 (270) 326-3500

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 19, 2005

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                                     GENERAL
--------------------------------------------------------------------------------


         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Community First Bancorp, Inc. (the "Company") to be used at the 2005 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (the "Annual Meeting") which will be held at the main office of Community First Bank (the "Bank"), 2420 North Main Street, Madisonville, Kentucky on Thursday, May 19, 2005 at 8:00 a.m., Central Time. This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about April 5, 2005.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments or postponements thereof. Proxies may be revoked by written notice to Michael D. Wortham, Secretary, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

         Unless contrary instruction is given, proxies solicited by the Board of Directors of the Company will be voted for the election as directors of the nominees set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is properly presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $0.01 per share (the "Common Stock"). Stockholders of record as of the close of business on April 1, 2005 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, there were 277,725 shares of the Common Stock outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is required for a quorum at the Annual Meeting.

         The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                            Percent of Shares of
Name and Address                      Amount and Nature of      Common Stock
of Beneficial Owner                   Beneficial Ownership1    Outstanding2
-------------------                   ---------------------    ------------

Gary B. Kivett                               18,800                6.77%
P.O. Box 707
Spruce Pine, NC 28777

Israel Englander                             27,300 3              9.83%
Millenium Management, L.L.C.
Millenco, L.P.
666 Fifth Avenue
New York, NY  10103

All directors and executive officers         38,948 4             13.86%
as a group (10 persons)

----------------
1 For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
2 In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group may acquire through the exercise of options within 60 days of the Record Date.
3 According to the Statement on Schedule 13G filed by the Reporting Persons on February 14, 2005, Millennium Management, L.L.C. is the general partner of Millenco, L.P. and Israel Englander is the managing member of Millennium Management, L.L.C.
4 Includes 3,283 shares which directors and executive officers have the right to acquire within 60 days of the Record Date pursuant to options issued under the 2004 Stock Option Plan.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is composed of nine members. Under the Company's Articles of Incorporation, directors are divided into three classes, as nearly equal in number as possible. Each class serves for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated directors Michael D. Wortham, Ralph T. Teague and Charles G. Ramsey to serve as directors for additional three-year terms.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         Under the Company's Bylaws, directors are elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or withheld from a nominee. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

         The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Annual Meeting. Also set forth is certain other information with respect to each person's age, their positions with the Company, the year he or she first became a director of the Company's wholly owned subsidiary, Community First Bank (the "Bank" or "Community First"), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the directors were initially appointed as directors of the Company in 2003 in connection with the Company's incorporation.

                                                            Year First                         Shares of
                                                            Elected as        Current        Common Stock
                                                             Director          Term          Beneficially      Percent
Name and Position                               Age*       of the Bank       to Expire          Owned*1       of Class2
-----------------                               ----       -----------       ---------          -------       ---------
                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2008

Michael D. Wortham                               34            1998            2005                  775         0.27%
Vice President, Chief Financial Officer
and Director

Ralph T. Teague                                  86            1979            2005                5,244         1.89%
Vice Chairman and Director

Charles G. Ramsey                                54            2001            2005                5,121         1.84%
Director
                                              DIRECTORS CONTINUING IN OFFICE

Paul W. Arison                                   54            1993            2006                4,779         1.72%
Director

Charlotte E. Baldwin                             73            1991            2006                2,208         0.79%
Director

C. Barry Vaughn                                  57            1999            2006                3,136         1.13%
Director

William M. Tandy                                 50            2001            2007                3,233         1.16%
President, Chief Executive Officer and
Director

Steven E. Carson                                 53            1991            2007                4,208         1.51%
Director

J. Craig Riddle                                  80            1970            2007               10,244         3.64%
Chairman of the Board and Director
                                                                                         (footnotes on following page)

----------------------
*        As of the Record Date.
1        Includes stock held in joint tenancy; stock owned as tenants in common;
         stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Includes 244 shares which Messrs. Teague and Riddle each have the right to acquire pursuant to the exercise of options within 60 days of the Record Date, 208 shares which Ms. Baldwin and Mr. Carson each have the right to acquire, 179 shares which Mr. Arison has the right to acquire, 136 shares which Mr. Vaughn has the right to acquire, 121 shares which Mr. Ramsey has the right to acquire, 1,388 shares which Mr. Tandy has the right to acquire and 555 shares which Mr. Wortham has the right to acquire.
2 In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any share which the individual or group may acquire through the exercise of options within 60 days of the Record Date.


         The principal occupation of each director and executive officer of the Company for the last five years is set forth below.

         Michael D. Wortham has been employed with the Bank since 1994 and currently serves as the Bank's Chief Financial Officer, Secretary and Treasurer. Mr. Wortham has served as a board member with the Madisonville Chamber of Commerce and the United Way and as President of the Kiwanis Club.

         Ralph T. Teague is a retired coal company executive. He is active in the Madisonville Kiwanis Club.

         Charles G. Ramsey is Vice President - Finance and Chief Financial Officer of the Renshaw Automotive Group in Hopkinsville, Kentucky. He is active in the Kiwanis Club and a member of the Chamber of Commerce. Mr. Ramsey is a Certified Public Accountant.

         Paul W. Arison has been employed in the Commissary at the Hopkins County Detention Facility since 2001. Prior to that time, he managed Kuester's Hardware Store in Madisonville. Mr. Arison is active in the local Kiwanis Club.

         Charlotte E. Baldwin, a former mayor of Madisonville and Secretary of the Kentucky Cabinet of Natural Resources and Environmental Protection, is a member of the Madisonville Chamber of Commerce and First United Methodist Church. A graduate of the University of Evansville, she is a Hospice volunteer and a reading mentor at Grapevine Elementary School.

         C. Barry Vaughn is the President and co-owner of Happy's of Madisonville, an office equipment dealer located in Madisonville. Mr. Vaughn is a past member of the board of the Madisonville Chamber of Commerce, is a member of the Kiwanis Club and has been active with the United Way.

         William M. Tandy has served as President and Chief Executive Officer of the Bank from November 2001 to the present. From 1993 to 2001, Mr. Tandy served as President of Hacienda Bank, Santa Maria, California. Mr. Tandy has been in the banking industry since 1974 and has been brought in as Chief Executive Officer by three different banks to successfully effect turnarounds. Mr. Tandy is a member of the Madisonville Rotary Club and is past president of the Santa Maria Valley Economic Association and a past board member of the Santa Maria Chamber of Commerce and the Santa Barbara County Workforce Investment Board.

         Steven E. Carson is the owner/operator of Barnett-Strother Funeral Home, Inc., in Madisonville. Mr. Carson has been active with the Lions Club.

         J. Craig Riddle is a retired insurance agent. Mr. Riddle was the owner and principal of the J. Craig Riddle Insurance Co., a full-line insurance broker in Madisonville, Kentucky. Mr. Riddle is a founding member of the Kentucky Lake Sailing Club.

Executive Officer Who is Not a Director

         Charlotte Sellers serves as Senior Lender, Senior Vice President and has been employed by the Bank since September 2003. Prior to joining the Bank, she was an Assistant Vice President at Fifth Third Bank in Madisonville, Kentucky. She has six years of banking experience in Commercial Lending. She is a board member of the Madisonville Hopkins County Chamber of Commerce and is active in the Kiwanis Club.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors holds regular and special meetings as needed. The Board of Directors of the Bank held 12 regular meetings and met informally on a weekly basis. During the year ended December 31, 2004, the Company's Board of Directors met twice. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during 2004 and the total number of meetings held by all committees on which the director served during the year. The Company encourages directors to attend annual meetings of stockholders. Eight directors attended last year's annual meeting. Stockholders may send communications to the Board of Directors by addressing them to the Corporate Secretary at the main office.

         Audit Committee. The Company's Audit Committee consists of all of the directors other than Messrs. Tandy and Wortham. The Company has adopted a written charter for the Audit Committee. The members of the Audit Committee would be considered independent under the listing standards of The Nasdaq Stock Market. The Board of Directors has determined that Charles G. Ramsey is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission based on his credentials as a Certified Public Accountant and his experience as a Chief Financial Officer. The Board of Directors has determined that Mr. Ramsey is independent within the meaning of the listing requirements of The Nasdaq Stock Market. The Audit Committee met twice during 2004.

         Compensation Committee. The Company's Personnel Committee, consisting of all directors, acts as a compensation committee. The Personnel Committee annually reviews the compensation paid to the Chief Executive Officer and other officers and makes recommendations to the full Board of

Directors. Messrs. Tandy and Wortham do not participate in discussions regarding their compensation. The Personnel Committee met once during the 2004 fiscal year.

         Nominating Committee and Director Nomination Process. The Company does not have a standing nominating committee or committee performing similar functions. Instead, the full Board of Directors acts as a nominating committee for the selection of management's nominees for director and each director participates in the nomination process. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by stockholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including stockholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Company and the Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Company common stock. All Board nominees for election at this year's annual meeting are incumbent directors standing for re-election. The Board of Directors held one meeting as a nominating committee during 2004 in order to make nominations for directors.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

         Directors do not receive separate compensation for their service on the Company's Board of Directors. Directors (including directors who are also employees) of the Bank receive a monthly fee of $400. Total fees paid to the directors for the year ended December 31, 2004 were $43,200.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         Summary Compensation Table. The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and the Bank and by each executive officer whose salary and bonus earned in fiscal year 2004 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").

                                                                                  Long-Term
                                                                                 Compensation
                                            Annual Compensation                     Awards
                                --------------------------------------------     ------------
                                                                                   Securities
                                                                Other Annual       Underlying      All Other
Name and Principal Position      Year   Salary       Bonus     Compensation         Options     Compensation
---------------------------      ----    ------       -----     ------------         -------     ------------
William M. Tandy                 2004   $105,040   $   500     $      --               6,943       $13,338(1)
Chief Executive Officer          2003    100,000     7,340            --                  --        13,450
                                 2002    100,000       500            --                  --        13,950

---------------
(1) Consisted of $4,800 in directors fees, $6,000 automobile allowance and $2,538 in unused sick leave.

         Option Grants in Fiscal Year 2004. The following table contains information concerning the grants of stock options during the year ended December 31, 2004 to the Named Executive Officers. All such options were granted under the 2004 Stock Option Plan and vest at the rate of 20% per year beginning one year from the date of grant.


                       Number of        Percent of
                       Securities     Total Options
                       Underlying       Granted to
                        Options        Employees in    Exercise    Expiration
Name                    Granted        Fiscal Year      Price         Date
----                    -------        -----------      -----         ----
William M. Tandy         6,943             71%          $16.00       5/20/13



         Aggregated Option Exercises in Fiscal Year 2004 and Year-End Option Values. The following table sets forth information concerning the value of options held by the Named Executive Officers at the end of the fiscal year. No SARs have been granted to any of the Named Executive Officers.



                    Number of Securities Underlying      Value of Unexercised
                          Unexercised Options            In-The-Money Options
                          at Fiscal Year End            at Fiscal Year-End (1)
                         --------------------         --------------------------
        Name           Exercisable Unexercisable      Exercisable  Unexercisable
        ----           ----------- -------------      -----------  -------------
William M. Tandy          1,388        5,556             $ --           $ --

---------------
(1) Based on the difference between the exercise price and the fair market value of the underlying securities at fiscal year-end.

         Employment Agreement. We have entered into an employment agreement with our President, William M. Tandy. The agreement has a term of three years which may be extended for an additional one- year period on each anniversary date if the Board of Directors determines that Mr. Tandy has met the requirements of the Board. The Board of Directors has determined that Mr. Tandy has met its requirements as of the most recent anniversary date and the term of the agreement was extended accordingly. Mr. Tandy's base salary under the employment agreement is $110,000. Mr. Tandy is also eligible to receive bonuses of 7% of the Bank's quarterly net profits. His agreement is terminable by us for "just cause" as defined in the agreement. If we terminate Mr. Tandy without just cause or if Mr. Tandy terminates his employment for "good reason," he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, plus an additional 12 months. If Mr. Tandy shall become disabled during the term of his agreement, he shall continue to receive payment of 100% of the base salary for a period of up to 180 days. Such payments shall not be reduced by any other benefit payments made under other disability program in effect for our employees. If Mr. Tandy's employment terminates for a reason other than just cause, he will be entitled to purchase from us family medical insurance through any group health plan maintained by us. Mr. Tandy's agreement also contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company or us, Mr. Tandy will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. If such payment had been made under the agreement as of December 31, 2004, such payment would have equaled approximately $343,000.

--------------------------------------------------------------------------------
                 PROPOSAL II - APPROVAL OF COMMUNITY FIRST BANK
                           2005 RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------

         General.  The Board of Directors has adopted the  Community  First Bank
2005 Restricted Stock Plan (the "RSP") as a method of providing directors, officers, and employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The 2005 Restricted Stock Plan is substantially similar to the 2004 Restricted Stock Plan that was presented to stockholders at the 2004 Annual Meeting. Although the 2004 RSP was approved by more than a majority of the votes cast, it did not receive more than a majority of the shares outstanding as required by OTS regulations for stock benefit plans adopted within one year after a mutual-to-stock conversion. Because the RSP received more than a majority of the votes cast and the Board of Directors continues to believe that the RSP will be in the best interests of the Company and its stockholders, the Board of Directors is again submitting it to stockholders for approval.

         The Bank will contribute sufficient funds to the RSP to purchase Common Stock representing up to 8,331 shares of Common Stock. The RSP may purchase such shares in the open market or from the Company from authorized but unissued shares of Common Stock or treasury shares. All of the Common Stock to be purchased by the RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP will be made in recognition of expected future services to the Bank by its directors, officers and employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the RSP which is qualified in its entirety by reference to the complete provisions of the RSP which is attached hereto as Appendix A.

         Awards Under the Restricted Stock Plan. Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date the Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Plan Share Awards to directors shall be immediately non-forfeitable in the event of the death, disability or a Change in Control of the Company or the Bank, of such director and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Bank.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any employee receive Plan Share Awards in excess of 25% of the aggregate Common Stock authorized under the RSP ("Plan Share Reserve"). Plan Share Awards may be granted to newly elected or appointed non-employee directors subsequent to the effective date of the RSP, provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of the Plan Share Reserve in the aggregate or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the RSP, resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the anticipated award of Common Stock under the RSP as authorized pursuant to the terms of the RSP or the anticipated actions of the RSP Committee. No Plan Share Awards are expected to be granted to any associates of executive officers, directors or nominees. No other person is expected to receive 5% or more of the Plan Share Awards authorized under the RSP.

                                                                                 Number of Shares
                                                                                      to be
Name and Position                                                                  Granted (1)
-----------------                                                                  -----------

William M. Tandy, President and Chief Executive Officer                             2,082
Michael D. Wortham, Chief Financial Officer, Treasurer and Secretary                  833 (2)
Steven E. Carson, Director                                                            354
J. Craig Riddle, Director                                                             416
Ralph T. Teague, Director                                                             416 (2)
Charles G. Ramsey, Director                                                           206 (2)
Paul W. Arison, Director                                                              305
Charlotte E. Baldwin, Director                                                        354
C. Barry Vaughn, Director                                                             231
All executive officers as a group (3 persons)                                       2,915
All current directors who are not executive officers as a group (7 persons)         2,282
All employees, including all current officers who are not executive officers,          --
   as a group (24 persons)

----------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death or disability or termination of service following a change in control of the Company or the Bank (as defined in the RSP). Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(2)      Nominee for re-election.

         Amendment and Termination of the Restricted Stock Plan. The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to approval by the stockholders of the Company.

         The RSP contains certain restrictions and limitations, including among others, provisions requiring the vesting of awards granted to occur no more rapidly than ratably over a five-year period and the resultant prohibition against accelerated vesting of award grants upon the occurrence of an event other than the death or disability of the Plan Share Award recipient or upon a Change in Control of the Company or the Bank. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Plan Share Awards as permitted by the RSP, however, the Board has determined that the implementation of such plan provisions is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

         Possible Dilutive Effects of the Restricted Stock Plan. It is the Company's present intention to fund the RSP through open-market purchases of Common Stock, which will cause no dilutive effect. The RSP provides, however, that Common Stock to be awarded may be acquired by the RSP through open- market purchases or from authorized but unissued shares of Common Stock from the Company. In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund Plan Share Awards, the interests of current stockholders may be diluted. If all Plan Share Awards (i.e., 8,331 shares of Common Stock) are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 2.9%.

         Federal Income Tax Consequences. Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to
Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the Fair Market Value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Bank will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

         Accounting Treatment. For accounting purposes, the Bank will recognize compensation expense for Common Stock subject to Plan Share Awards over the vesting period at the fair market value of the shares on the date they are awarded.

         Stockholder Approval. The Board of Directors is submitting the RSP for stockholder approval to enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of
Section 16(b) of the Exchange Act. The RSP and awards made thereunder will not be effective until receipt of stockholder approval of Proposal II. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting in person or by proxy including abstentions is required for stockholder approval of this Proposal II. Abstentions will not be counted as votes for Proposal II. Accordingly, an abstention will have the same effect as a vote against Proposal II. Broker non-votes will not be counted as votes cast and will therefore not affect the result.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------


         The following table sets forth certain information regarding the benefits expected to be received under the RSP.

                                                            RSP
                                                 --------------------------
                                                  Dollar            Number
         Name and Position                       Value (1)         of Units
         -----------------                       ---------         --------

         William M. Tandy                        $26,545            2,082
           President and Chief
           Executive Officer

         Executive Group                          49,572            3,888

         Non-Executive Director Group             29,095            2,282

         Non-Executive Officer                        --               --
            Employee Group

-------------
(1) Based on the last sale price of the Common Stock as reported on the OTC Electronic Bulletin Board as of April 1, 2005 ($12.75 per share).

-------------------------------------------------------------------------------------------------------------------
                                         EQUITY COMPENSATION PLAN INFORMATION
-------------------------------------------------------------------------------------------------------------------
                                                (a)                     (b)                         (c)
                                                                                            Number of securities
                                       Number of securities        Weighted-average        remaining available for
                                         to be issued upon        exercise price of         future issuance under
                                            exercise of              outstanding          equity compensation plans
                                       outstanding options,       options, warrants         (excluding securities
                                        warrants and rights           and rights           reflected in column (a))
                                        -------------------           ----------           ------------------------
Equity compensation plans
    approved by security holders:
    2004 Stock Option Plan............         16,442                  $16.00                        11,333
Equity compensation plans
    not approved by security
    holders...........................             na                      na                            na
                                               ------                  ------                        ------

     TOTAL                                     16,442                  $16.00                        11,333
                                               ======                  ======                        ======

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

         From time to time, the Bank engages in banking transactions with its directors, officers and their associates in the ordinary course of business. At December 31, 2004, approximately $429,700 of such loans were outstanding. Loans to directors and executive officers are only made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank waives certain loan document and other fees for full-time employees, including full-time executive officers. The following table sets forth information on all loans outstanding to executive officers during the last fiscal year where the aggregate outstanding indebtedness exceeded $60,000 and fees were waived.

                                                        Highest
                                                      Outstanding     Balance at
Name and Title           Type of Loan       Rate        Balance        12/31/04
--------------           ------------       ----        -------        --------

William M. Tandy         Home Mortgage      5.25%      $232,000         $231,331
President

Charlotte Sellers        Home Mortgage      5.50%      $ 52,760         $ 52,321
Senior Vice President    Automobile         6.75%         9,863            9,569
                         Unsecured         12.00%         5,000            4,892

Michael D. Wortham       Home Mortgage      6.00%      $ 77,580         $ 75,855
Vice President

         During the fiscal year ended December 31, 2004, the Bank paid $135,687 for office supplies and furniture purchased from Happy's, Inc., an office supply store of which Director Vaughn is a co-owner.

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         BKD, LLP served as the Company's independent public accountants for the last fiscal year and the Board of Directors has appointed BKD, LLP to serve as the Company's independent public accountants for the current fiscal year. The engagement of BKD, LLP was approved in advance by the Audit Committee of the Board of Directors. A representative of BKD, LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

         Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:


Fiscal              Audit       Audit-Related         Tax       All Other
Year                Fees             Fees             Fees         Fees
----               ------       -------------       ------      ---------
2004               $17,010         $20,119          $2,625          --
2003               $23,900         $43,887          $2,950          --

         Audit Fees include fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended December 31, 2004.

         Audit-Related Fees include fees billed by the Company's independent auditors for services provided for the year ended December 31, 2004. The services comprising these fees consisted of consultation concerning financial accounting and reporting standards and services related to the various registration statements filed with the Securities and Exchange Commission in connection with the stock conversion of the Company.

         Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

         The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with BKD, LLP, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from BKD, LLP the written disclosures and the letter required to be delivered by BKD, LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of BKD, LLP their independence.

         The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on its review of the financial statements, its discussion with BKD, LLP regarding SAS 61, and the written materials provided by BKD, LLP under ISB Standard No. 1 and the related discussion with BKD, LLP of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                  CHARLES G. RAMSEY             J. CRAIG RIDDLE
                  PAUL W. ARISON                RALPH T. TEAGUE
                  CHARLOTTE E. BALDWIN          C. BARRY VAUGHN
                  STEVEN E. CARSON

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year or written representations from such persons that no annual reports of change in beneficial ownership were required, the Company believes that during 2004, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements, except that Mr. Tandy was one day late filing a Form 4 and Ms. Sellers was late filing her Form 3.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2004 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date, upon written request to the Secretary, Community First Bancorp, Inc., P.O. Box 736, Madisonville, Kentucky 42431.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 2420 North Main Street, P.O. Box 736, Madisonville, Kentucky 42431 no later than December 7, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Stockholder proposals, other than those submitted pursuant to the Exchange Act, to be considered at such Annual Meeting, must be stated in writing, delivered or mailed to the Secretary of the Company, not later than January 6, 2006.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Michael D. Wortham

                                              MICHAEL D. WORTHAM
                                              Secretary
Madisonville, Kentucky
April 5, 2005

                                                                      APPENDIX A

                              Community First Bank
                           2005 Restricted Stock Plan
                               and Trust Agreement

                                    Article I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Community First Bank ("Bank") hereby establishes the Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II
                                   ----------

                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries, by providing such personnel of the Bank and its subsidiaries with an increased equity interest in the Community First Bancorp, Inc. ("Company"), the parent corporation of the Bank, as compensation for their prior and anticipated future professional contributions and service to the Bank and its subsidiaries.

                                   Article III
                                   -----------

                                   DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Bank" means Community First Bank, a federal stock savings bank.

         "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Bank or the Committee on forms provided for this purpose by the Committee and delivered to the Bank and may be changed from time to time by similar written notice to the Committee. A Participant=s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

         "Board" means the Board of Directors of the Bank, or any successor corporation thereto.

         "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Subsidiaries.

         "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Company or the Bank whereby the Company or the Bank is not the surviving entity; (iii) a change in control of the Company or the Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         "Committee" means the Board of Directors of the Company or the Restricted Stock Plan Committee appointed by the Board of Directors of the Company pursuant to Article IV hereof.

         "Common Stock" means shares of the common stock of the Company, or any successor corporation or parent thereto.

         "Company" means Community First Bancorp, Inc., and any successor corporation thereto.

         "Conversion" means the effective date of the stock charter of the Bank and simultaneous acquisition of all of the outstanding stock of the Bank by the Company.

         "Director" means a member of the Board of the Bank.

         "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

         "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or any Subsidiary in his current capacity as determined by the Committee.

         "Effective Date" shall mean the date of stockholder approval of the Plan by the Company's stockholders.

         "Eligible Participant" means an Employee, Director or director of a Subsidiary who may receive a Plan Share Award under the Plan.

         "Employee" means any person who is employed by the Bank or a Subsidiary.

         "Participant" means an Employee or Director who receives a Plan Share Award under the Plan.

         "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

         "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

         "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

         "Subsidiary" means those subsidiaries of the Bank which, with the consent of the Board, agree to participate in this Plan.

         "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   Article IV
                                   ----------

                           ADMINISTRATION OF THE PLAN

                  4.01 Role of the Committee. The Plan shall be administered and interpreted by the Board of Directors of the Bank or a Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

                  4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in Section 7.01(b) herein.

                  4.03 Limitation on Liability. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company and the Bank shall indemnify such member against expenses

(including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company, the Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Notwithstanding anything herein to the contrary, in no event shall the Bank take any actions with respect to this Section 4.03 which is not in compliance with the limitations or requirements set forth at 12 C.F.R. 545.121, as may be amended from time to time.

                                    Article V
                                    ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

                  5.01 Amount and Timing of Contributions. The Board of Directors of the Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust established under this Plan. Such contribution amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

                  5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

                  5.03 Investment of Trust Assets. Following approval of the Plan by stockholders of the Company and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Company in an amount equal to up to 100% of the Trust's cash assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 8,331 shares of Common Stock. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Company in an amount sufficient to fund the Plan Share Reserve.

                  5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Company, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   Article VI
                                   ----------

                            ELIGIBILITY; ALLOCATIONS

                  6.01 Eligibility. Eligible Participants may receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

                  6.02 Allocations. The Committee will determine which of the Eligible Participants will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Charter or Bylaws of the Bank or its Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Eligible Participants will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting those Eligible Participants to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of such individuals, the value of their prior and anticipated future services to the Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

                  6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

                  6.04 Allocations Not Required. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Eligible Participants shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Eligible Participants as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                  6.05 Awards to Directors. Notwithstanding anything herein to the contrary, as of the Effective Date, a Plan Share Award shall be awarded to each Director of the Bank that is not otherwise an Employee as indicated below:


           Non-Employee Director                    Number of Plan Shares
           ---------------------                    ---------------------
           Ralph T. Teague                                    416

           J. Craig Riddle                                    416

           Charlotte E. Baldwin                               354

           Steven E. Carson                                   354

           Paul W. Arison                                     305

           C. Barry Vaughn                                    231

           Charles G. Ramsey                                  206

Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years provided that such Director remains a Director or Director Emeritus during such period. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Bank by the

Committee, provided that total Plan Share Awards granted to non-employee Directors of the Bank shall not exceed 30% of the total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee director.

                                   Article VII
                                   -----------

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earnings Plan Shares; Forfeitures.

         (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period.

         (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

         (c) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Company or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Bank or a Subsidiary and shall be distributed as soon as practicable thereafter.

         (d)   Exception   for   Termination   after  a   Change   in   Control.
Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Company or the Bank and shall be distributed as soon as practicable thereafter.

         7.02 Accrual and Payment of Dividends. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive compensation in an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such compensation amounts shall be paid by the Trust and distributed to the holder of Plan Share Awards within 30 days of the respective dividend payment date.

         7.03     Distribution of Plan Shares.

         (a)  Timing of  Distributions:  General  Rule.  Except as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

         (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Company shall be acquired for cash, all Plan Shares associated with Plan Share Awards, together with any shares representing stock dividends associated with such Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

         (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or a Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

         (d) Timing: Exception for 10% Shareholders.  Notwithstanding Subsection
(a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Company. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

         (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

         7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  Article VIII
                                  ------------

                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.


         8.02 Management of Trust. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Company or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

         (i) As may be directed by the Committee or the Board from time to time,
         the  Trustee   shall  pay  to  the  Bank  the  earnings  of  the  Trust
         attributable to the Plan Share Reserve.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

         8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Bank.

         8.06 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company and the Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   Article IX
                                   ----------

                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company, the Bank or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Company, the Bank or a Subsidiary thereof.

         9.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

         9.06 Governing Law. The Plan and Trust shall be governed by and construed under the laws of the State of Kentucky, except to the extent that Federal Law shall be deemed applicable.

         9.07 Effective Date. The Plan shall be effective as of the date of approval of the Plan by a majority vote of the shares of Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders of the Company.

         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         9.09 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Bank under the provisions of
Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

                                                             REVOCABLE PROXY
                                                      COMMUNITY FIRST BANCORP, INC.
/X/ PLEASE MARK VOTES
AS IN THIS EXAMPLE
        ANNUAL MEETING OF STOCKHOLDERS                                                                         WITH-     FOR ALL
                May 19, 2005                                                                            FOR    HOLD      EXCEPT
                                                                       1.   The election as director    [ ]    [ ]        [ ]
The undersigned hereby appoints Paul Arison, Charlotte                      of the nominees listed
Baldwin and Barry Vaughn and each of them, with full                        (except as marked to the
powers of substitution in each, to act as proxies for the                   contrary below):
undersigned, to vote all shares of common stock of
Community First Bancorp, Inc. (the "Company") which the                     Michael D. Wortham
undersigned is entitled to vote at the annual meeting of                    Ralph T. Teague
stockholders (the "Annual Meeting"), to be held at the main                 Charles G. Ramsey
office of Community First Bank, 2420 North Main Street,
Madisonville, Kentucky on Thursday, May 19, 2005 at 8:00               INSTRUCTION:  To withhold authority to vote for a listed
a.m., and at any and all adjournments thereof, as follows:             nominee(s), mark "FOR ALL EXCEPT" and write the
                                                                       nominee's name in the space provided below.

                                                                       -------------------------------------------------------------
                                                                                                        FOR   AGAINST   ABSTAIN
                                                                       2.   Approval of the             [ ]    [ ]        [ ]
                                                                            Community First Bank
                                                                            2005 Restricted Stock Plan

                                                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                                                       FOR THE LISTED NOMINEES AND THE ABOVE
                                                                       PROPOSITION.

                                                                       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF
                                                                       NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY
                                                                       WILL BE VOTED FOR THE LISTED NOMINEES AND
                                                                       FOR THE ABOVE PROPOSAL. IF ANY OTHER
                                                                       BUSINESS IS PRESENTED AT THE ANNUAL MEETING,
                                                                       THIS PROXY WILL BE VOTED BY THOSE NAMED IN
                                                                       THIS PROXY IN ACCORDANCE WITH THE
                                                                       DETERMINATION OF THE BOARD OF DIRECTORS.
                                                                       AT THE PRESENT TIME, THE BOARD OF DIRECTORS
                                                                       KNOWS OF NO OTHER BUSINESS TO BE PRESENTED
                                                                       AT THE ANNUAL MEETING. THIS PROXY CONFERS
                                                                       DISCRETIONARY AUTHORITY ON THE HOLDERS
                                                                       THEREOF TO VOTE WITH RESPECT TO THE
                                                                       ELECTION OF ANY PERSON AS DIRECTOR WHERE
                                                                       THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD
                                                                       CAUSE WILL NOT SERVE AND MATTERS INCIDENT
                                                                       TO THE CONDUCT OF THE ANNUAL MEETING.

                                                                       THIS PROXY IS SOLICITED BY THE BOARD OF
                                                                       DIRECTORS

                                            ----------------------------------------------
Please be sure to sign and date this        Date
proxy in the box below
------------------------------------------------------------------------------------------
Stockholder sign above.                            Co-holder (if any) sign above.
------------------------------------------------------------------------------------------

Should the above stockholder be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification  to the Secretary of the Company at the Annual  Meeting of the  stockholder's  decision to terminate this proxy,  then the power of said attorneys and proxies shall be deemed  terminated and of no further force and effect.

The  above  stockholder  acknowledges  receipt  from  the  Company  prior to the execution  of this  proxy of notice of the
Annual  Meeting,  a Proxy  Statement therefor and the 2004 Annual Report to Stockholders. Please sign exactly as your name
appears  on  this  proxy  card.   When  signing  as  attorney,   executor, administrator,  trustee or guardian,  please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

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